UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2024
CRANE NXT, CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

950 Winter Street 4th Floor North	Waltham	MA	02451
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 781-755-6868
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2024, the Board of Directors (the “Board”) of Crane NXT, Co. (the “Company”) appointed Sandra Joyce to serve as a director of the Board, effective immediately, for a term expiring at the next Annual Meeting and until her successor is duly elected and qualified. Also effective as of April 2, 2024, the Board appointed Ms. Joyce to serve on the Audit Committee of the Board.

Ms. Joyce’s compensation will be consistent with the Company’s previously disclosed director compensation program for non-employee directors, which is described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on April 21, 2023, under the heading “Director Compensation Program”. Ms. Joyce’s compensation will be prorated to reflect the commencement date of her Board and Audit Committee service. In addition, the Company and Ms. Joyce will enter into an indemnification agreement substantially in the form filed as Exhibit 10(iii)(g) to the Company's Annual Report on Form 10-K for the period ended December 31, 2023.

There were no arrangements or understandings pursuant to which Ms. Joyce was elected as director, and there are no related party transactions between the Company and Ms. Joyce that would be reportable under Item 404(a) of Regulation S-K.

On March 27, 2024, Max Mitchell, the Company’s former Chief Executive Officer and a current director of the Board, notified the Board that he will not stand for reelection at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Accordingly, Mr. Mitchell will cease to serve as a director of the Company at the conclusion of the Annual Meeting on May 23, 2024.

A copy of the Company’s press release announcing the appointment of Ms. Joyce to, and the departure of Mr. Mitchell from, the Board is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 2, 2024, issued by Crane NXT, Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE NXT, CO.

April 2, 2024

	By:	/s/ Paul G. Igoe
Paul G. Igoe
Senior Vice President, General
Counsel and Secretary

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